                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

       Preliminary Proxy Statement     CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]    Definitive Proxy Statement
       Definitive Additional Materials
       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COHESANT TECHNOLOGIES INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 2002

     The Annual Meeting of Stockholders of Cohesant Technologies Inc. will be held at, the Company's facility, 5845 West 82nd Street, Indianapolis, Indiana 46278 on Thursday June 27, 2002 at 12:00 noon, local time, for the following purposes:

     1.   To elect five Directors;

     2.   To approve an amendment to the 1994 Employee Stock Option Plan;

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 30, 2002, as the record date for determining stockholders who are entitled to notice of the meeting and to vote.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE SHARES IN PERSON.

     The Proxy Statement accompanies this Notice.


                                           Morris H. Wheeler
                                           President and Chief Executive Officer

May 14, 2002
By Order of the
Board of Directors

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

                               2002 ANNUAL MEETING
                                  June 27, 2002

THE PROXY AND SOLICITATION

     This Proxy Statement is being mailed on May 14, 2002 to the stockholders of Cohesant Technologies Inc. (the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2002 Annual Meeting of Stockholders to be held on June 27, 2002. Any stockholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in a subsequently dated writing or in the open meeting before any vote with respect to the matters set forth therein is taken. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted Proxy. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The nominees for Directors receiving the greatest number of votes will be elected. The proposals regarding the amendment to the stock option plan require approval only by a majority of the votes cast. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of either vote, they will be counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF ANNUAL MEETING

     The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) approving an amendment to the 1994 Employee Stock Option Plan to increase the number of shares available for issuance; and (3) transacting such other business as may properly come before the meeting.

     The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the nominees listed below and in favor of the proposal listed in Item 2 above.

     The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 30, 2002 as the record date for determining stockholders entitled to notice of the meeting and to vote. On that date, 2,550,232 shares of Common Stock were outstanding and entitled to vote on all matters properly brought before the Annual Meeting.

OWNERSHIP OF VOTING SECURITIES

     The following table sets forth, as of April 30, 2002, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares; (ii) each Director,
(iii) each executive officer named in the Summary Compensation Table and (iv) all Directors and executive officers as a group:

                                                                   PERCENTAGE OF
              NAME AND ADDRESS           AMOUNT AND NATURE OF       OUTSTANDING
            OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP       SHARES OWNED
            -------------------          --------------------       ------------

Morton A. Cohen
1801 East 9th Street
Cleveland, Ohio 44114                        1,372,405(1)(2)               53.6%

Clarion Capital Corporation
1801 East 9th Street
Cleveland, Ohio 44114                        1,175,980                     46.1%

Michael L. Boeckman                             14,000(2)                    *

Dwight D. Goodman                               70,655(2)                   2.7%

Richard L. Immerman                             39,500(2)                   1.5%

Morris H. Wheeler                               58,000(2)                   2.3%

Richard A. Mordarski                            54,333(3)                   2.1%

J. Stewart Nance                                99,270(4)(5)                3.9%

All directors and executive
officers as a group (8 persons)              1,739,795(6)                  65.9%



* Represents less than 1%

(1) Includes 1,175,980 shares owned of record by Clarion Capital Corporation ("Clarion"), an entity of which Mr. Cohen is a principal.

(2) Includes shares issuable upon exercise of options exercisable within 60 days of the date hereof as follows: Mr. Cohen 10,500 shares, Mr. Boeckman 5,000 shares, Mr. Immerman 7,500 shares, Mr. Goodman 22,500 shares, Mr. Wheeler 17,500 shares.

(3) Includes 13,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 5,333 shares owned in the Company sponsored 401k Plan as of March 31, 2002.

(4)  Includes 825 shares owned by children of Mr. Nance.

(5) Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 35,172 shares owned in the Company sponsored 401k Plan as of March 31, 2002.

(6) Includes 89,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 43,619 shares owned in the Company sponsored 401k Plan as of March 31, 2002.

ELECTION OF DIRECTORS

     Five directors are to be elected at the Annual Meeting, to hold office from election until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following table sets forth certain information regarding the nominees, based upon data furnished to the Company by such persons as of April 30, 2002. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.


                                                                                       DIRECTOR
      NAME                          PRINCIPAL OCCUPATION AND AGE                        SINCE
      ----                          ----------------------------                        -----

Michael L. Boeckman            Chief Financial Officer and Administrative Partner
                               of Cohen & Co.; age 55                                    1994

Morton A. Cohen                Chairman and Chief Executive Officer of Clarion
                               Corp.; age 67                                             1994

Dwight D. Goodman              Chairman; age 68                                          1994

Richard L. Immerman            President of BleachTech LLC and Co-Owner of
                               Functional Products Inc.; age 52                          1998

Morris H. Wheeler              President and Chief Executive Officer; Age 41             1996



     MICHAEL L. BOECKMAN has been a Director of the Company since 1994. Mr. Boeckman has been Administrative Partner and Chief Financial Officer of Cohen & Co., a Cleveland based accounting firm (no relation to Morton A. Cohen), since October 2000 and December 1996, respectively. From May 1996 through December 1996, Mr. Boeckman was a self-employed business consultant. From July 1994 until May 1996, Mr. Boeckman was the Company's President and Chief Operating Officer.

     MORTON A. COHEN has been a Director of the Company since 1994. From July 1994 until December 2001, Mr. Cohen had been the Chairman of the Board. He served as the Company's Chief Executive Officer from 1994 to January 1998. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Clarion Capital Corporation ("Clarion"), a private, small business investment company, for more than five years. He is also a director of Zemex Corporation, an industrial minerals company and DHB Industries, Inc., a manufacturer of ballistic-resistant and protective athletic apparel and accessories. Mr. Cohen is the father-in-law of Morris H. Wheeler.

     DWIGHT D. GOODMAN has been a Director of the Company since its inception and has been the Chairman of the Board since January 2002. Mr. Goodman was Chief Executive Officer of the Company from January 1998 to December 2001 and President of the Company from July 1996 to December 2001. Mr. Goodman had been the President and Chief Executive Officer of GCI from 1984 to 1996.

     RICHARD L. IMMERMAN has been a Director of the Company since 1998. Mr. Immerman is President of BleachTech LLC, a startup company intending to manufacture sodium hypochlorite. Mr. Immerman is a co-owner of Functional Products Inc., a specialty chemical company, and a partner of Chemical Ventures (manufacturer of magnesium chloride) positions he has held for over five years.

     MORRIS H. WHEELER has been a Director of the Company since 1996 and Chief Executive Officer and President since January 2002. In 1999, Mr. Wheeler founded Drummond Road LLC, an investment management company involved in the management of the venture capital portfolio of Clarion Capital Corporation. Prior to founding Drummond Road, in April 1998, Mr. Wheeler founded sputnik7.com (formerly BlueTape, LLC), an Internet media company. Prior to selling the Company in June 1999, Mr. Wheeler was Chief Executive Officer of sputnik7.com. Prior to April 1998, Mr. Wheeler served in various executive capacities with Clarion Capital. He also served as President of Clarion Management Ltd., an investment management and consulting company from April 1996 to April 1998. Mr. Wheeler holds a degree in economics from the University of Massachusetts at Amherst and a J.D. from the Yale Law School and is the son-in-law of Morton A. Cohen, the Company's major beneficial shareholder.


     Each non-employee director receives an annual retainer of $4,000, plus $500 and reimbursement for expenses for each meeting attended. In addition, each non-employee director received five year options to purchase 5,000 shares of Common Stock at $3.20 on November 3, 2001. The Board of Directors has two standing committees, which are the Compensation Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Dwight Goodman, and the Audit Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Richard Immerman.

     During the fiscal year ended November 30, 2001, there were four meetings of the Company's Board of Directors and one meeting of the Audit Committee. Other actions were taken by written action signed by all of the Board or Committee members. Each incumbent Director has attended all of the Board meetings. The Board of Directors has no nominating committee.

AUDIT COMMITTEE REPORT

     The following report of the Audit Committee describing the Committee's discussions with the Company's independent auditors and the Committee's review of the Company's audited financial statements.

     Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee operates pursuant to a written charter, a copy of which was attached to last year's proxy statement.

     In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence. Each committee member is an independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

     Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2001 as filed with the Securities and Exchange Commission.

     This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                                  AUDIT COMMITTEE

                                  Morton A. Cohen, Chairman
                                  Michael L. Boeckman
                                  Richard L. Immerman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that during the fiscal year ended November 30, 2001, all filing requirements applicable to its executive officers and Directors were timely met.

EXECUTIVE COMPENSATION

     The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended November 30, 2001, 2000 and 1999 for the chief executive officer and the other executive officers who received compensation in excess of $100,000 during the fiscal 2001 year.


                                             SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                            ANNUAL COMPENSATION                          AWARDS
                            ---------------------------------------------------      -------------
                                                                                       SECURITIES
                                                                                       UNDERLYING
         NAME AND            FISCAL                               OTHER ANNUAL          OPTIONS         ALL OTHER
    PRINCIPAL POSITION        YEAR       SALARY       BONUS     COMPENSATION (1)        (SHARES)     COMPENSATION (2)
    ------------------        ----       ------       -----     ----------------     -------------    ---------------
Dwight D. Goodman             2001     $ 125,000   $ 36,000            $ 0              7,500            $5,254
  President and Chief         2000       125,000     36,000              0                  0             4,849
  Executive Officer           1999       125,000     33,000              0                  0             4,759

Richard A. Mordarski          2001       108,833     22,707              0             10,000             4,452
  President -                 2000       103,650     32,000              0                  0             4,139
  Glas-Craft, Inc.            1999        96,219     30,000              0                  0             3,835

J. Stewart Nance              2001        93,450     96,500              0             13,000             5,243
  President-Raven Lining      2000        89,000     58,023              0                  0             3,274
  Systems, Inc.               1999        82,888     39,500              0                  0             3,327



(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is greater than 10 percent of the total of annual salary and bonus reported for the named executive officer.

(2)  Corporate contributions to the Company's 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

     The following table provides information relating to grants of stock options made during the last fiscal year for the chief executive officer and the other two most highly compensated executives of the Company.


                              Number of         % of Total Options
                              Securities            Granted to           Exercise or
                              Underlying           Employees in           Base Price      Expiration
      Name                  Options Granted         Fiscal Year            ($/Sh)          Date (3)
      ----                  ---------------         -----------            ------          --------
Dwight D. Goodman               7,500 (1)               4.5%               $ 3.20          11/3/2006
Richard A. Mordarski           10,000 (2)               6.0%               $ 3.20          11/3/2006
J. Stewart Nance               13,000 (2)               7.7%               $ 3.20          11/3/2006


(1) Mr. Goodman's options become exercisable in two equal annual installments commencing November 3, 2002, the anniversary of the date of the grant.

(2) Options become exercisable in four equal annual installments commencing November 3, 2002, the anniversary of the date of the grant.

(3) Options were granted for a term of five years, subject to earlier termination in certain events related to termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the chief executive officer and the other executives of the Company named in the compensation table.


                                                                                              Value of Unexercised
                                                           Number of Unexercised             In-the-money Options At
                                                       Options At November 30, 2001             November 30, 2001
                                                       ----------------------------             -----------------
                          Shares
                        Acquired On       Value
        Name             Exercise        Realized    Exercisable      Unexercisable     Exercisable       Unexercisable
        ----             --------        --------    -----------      -------------     -----------       -------------

Dwight D. Goodman         15,000         $10,500         22,500            7,500            $39,150           $ 750
Richard A. Mordarski      10,000           6,900          9,750            13,250            16,965           6,655
J. Stewart Nance          10,000           6,900          7,500            15,500            13,050           5,650



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into a two-year Employment Agreement, effective December 1, 2001, with Morris H. Wheeler, its new Chief Executive Officer. Under the terms of the Agreement, Mr. Wheeler receives a salary of $75,000, adjusted annually for inflation. Mr. Wheeler also received an option to purchase 50,000 shares of Common Stock at $3.20 per share. One-quarter of the options vested immediately, with the balance vesting in equal quarterly installments over three years. In the event of Mr. Wheeler's termination of employment following a Change-in-Control of the Company (as defined in the Agreement), he would receive a severance payment equal to two times his base salary. The Company also pays a fee of $50,000 per annum to an entity controlled by Mr. Wheeler for the provision of office space for Mr. Wheeler and other management support.

     On November 5, 2001, the Company approved the sale of an aggregate of 99,999 shares of Common Stock to six executive and other officers of the Company and its subsidiaries at a price of $2.56 per share. The Company received promissory notes from each of the purchasers for the shares. The Notes are payable in four years and bear interest at 4.13%. The Company has the right, but not the obligation, to repurchase, in decreasing percentages, the shares in the event of an individual's termination of employment within three years.

     The Company has a Financial Advisory Agreement with Clarion pursuant to which Clarion provides management support. Clarion receives a quarterly fee of $13,000. Under the agreement, Clarion also performs additional specific projects, as requested. Under the agreement, Clarion received $52,000 in fiscal 2001.

     An option, vesting over two years, for 5,000 shares with an exercise price of $3.20 was granted in November 2001 to Richard Immerman for consulting services rendered to the Company.

AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

     The Board of Directors has determined that it is desirable to amend the Company's 1994 Employee Stock Option Plan to increase the aggregate number of shares that may be issued under the Plan by an additional 100,000 shares. The Board believes this increase is necessary in order to continue to provide adequate incentives to eligible employees, directors and consultants. The Plan lacked sufficient shares for grants made in November 2001. The November grants were made subject to stockholder approval of the proposed increase in authorized shares. As a result of the proposed amendment increasing available shares by 100,000 the Company will have 35,750 shares available for future grants. There are currently 266,750 options outstanding at an average exercise price of $2.64. As of April 30, 2002 the Company's common stock closed at $4.30.

                                                              Equity Compensation Plan Information
                                                              ------------------------------------
                                               Number of Securities                               Number of Shares
                                             Issuable Upon Exercise of                          Available for Future
                                              Outstanding Options At       Weighted Average         Issuances At
               Name of Plan                      November 30, 2001          Exercise Price        November 30, 2001
               ------------                      -----------------          --------------        -----------------

Plans approved by Stockholders:                      289,250*                    $2.58                 33,500*
         1994 Stock Option Plan

Plans not approved by Stockholders:
         None



*  Includes the shares subject to shareholder approval at the 2002 Annual
Meeting.

     The management and the Board of Directors of the Company unanimously recommend that you vote "For" approval of the proposed amendment to the Employee Stock Option Plan. The affirmative vote of a majority of the shares of voting securities present in person or represented by proxy at the annual meeting will be required for such approval.

AUDITORS

     During the year 2001, Arthur Andersen LLP provided various audit and non-audit services to the Company as follows:

     (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's year ended November 30, 2001 annual financial statements and review of financial statements in the Company's Form 10QSB Reports. $49,585

     (b)  Financial Information Systems design and implementation Fees: None

     (c) All Other Fees: Principally tax return preparation and advisement. $34,975

     The Audit Committee of the Board has considered whether the services described in sections (b) and (c) above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Arthur Andersen LLP's independence.

     Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Arthur Andersen LLP ("Andersen") has served as the Company's independent auditor since its inception. Although stockholder approval of the Board of Directors' selection of the Company's independent auditor is not required by law, the Board of Directors has historically solicited and obtained stockholder approval of Andersen's selection as the Company's independent auditor. In view of the rapid pace of ongoing developments concerning Andersen, our Audit Committee has decided that it is in the best interests of the Company and our stockholders to defer the selection of the Company's independent public accounting firm to be engaged to audit the Company's financial statements for the fiscal year ending November 30, 2002. Accordingly, the Audit Committee has not recommended yet, and the Board has not selected, the Company's independent auditor for 2002. However, based on currently available information, the Audit Committee plans to evaluate all alternatives, including holding discussions with other accounting firms.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2002 must be received by the Company no later than January 14, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Morris H. Wheeler
                                           President and Chief Executive Officer

Indianapolis, Indiana
May 14, 2002



                              FINANCIAL INFORMATION

     UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO THE SECRETARY, COHESANT TECHNOLOGIES INC., 5845 WEST 82ND STREET, SUITE 102, INDIANAPOLIS, INDIANA 46278, A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-KSB, AS AMENDED (BUT WITHOUT EXHIBITS), WILL BE PROVIDED WITHOUT CHARGE.

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

PROXY

     The undersigned, a holder of Common Stock of Cohesant Technologies Inc., a Delaware corporation (the "Company"), hereby appoints DWIGHT D. GOODMAN and MORRIS H. WHEELER, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 27, 2002 and any adjournments thereof, as follows:

1. The election of five members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

     FOR ALL NOMINEES LISTED BELOW      WITHHOLD AUTHORITY TO VOTE FOR ALL
                                        NOMINEES LISTED BELOW

             [  ]                           [  ]

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his name below)

     Morton A. Cohen, Michael L. Boeckman, Dwight D. Goodman, Richard L. Immerman and Morris H. Wheeler.

2.   The approval of an amendment to the Company's 1994 Stock Option Plan.
                       FOR     AGAINST    ABSTAIN

                       [  ]      [  ]       [  ]

3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

           (Continued, and to be dated and signed, on the other side)

                         (Continued from the other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED MAY 14, 2002, RELATING TO THE ANNUAL MEETING AND THE 2001 ANNUAL REPORT TO STOCKHOLDERS.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                    Date:                                , 2002
                                          ------------------------------


                                    --------------------------------------
                                        Signature(s) of Stockholder(s)

                                         The signature(s) hereon should
                                    correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

                                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                     DIRECTORS OF COHESANT TECHNOLOGIES INC.